UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 2, 2023

CADENCE DESIGN SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-15867	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2655 Seely Avenue, San Jose, California 95134
(Address of Principal Executive Offices) (Zip Code)
(408) 943-1234
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CDNS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 2, 2023, the Board of Directors of Cadence Design Systems, Inc. (the “Company”) approved and adopted amended and restated bylaws (the “Amended and Restated Bylaws”), which became effective the same day. The amendments effected by the Amended and Restated Bylaws implemented certain procedural and disclosure requirements for the Company’s stockholders proposing director nominations for consideration at the Company’s annual or special meetings of stockholders; conformed to developments in Delaware General Corporation Law; removed certain restrictions governing stockholders’ ability to take actions by written consent; updated the indemnification provision with respect to successful defenses; and enhanced the section on the proper forum for adjudication of disputes. The amendments also include other technical, conforming, clarifying and modernizing revisions.

With respect to the provisions governing proposals by stockholders of director nominations or other business, the amendments:

◦Clarified certain procedural requirements related to the form of the delivery of notices for director nominations and the number of nominees that stockholders may nominate for election;
◦Enhanced the disclosure requirements in connection with director nominations by stockholders to include (a) additional information regarding the stockholder making the director nomination(s), the director nominee(s), and their affiliates and (b) a requirement that the information is updated and supplemented to be accurate and timely; and
◦Added a requirement that the stockholder making the director nomination(s), pursuant to Rule 14a-19, provide a representation regarding whether such stockholder intends to solicit proxies in support of any director nominee in accordance with Rule 14a-19 and provide reasonable evidence of compliance with Rule 14a-19 upon request.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Title or Description
3.1	Amended and Restated Bylaws of Cadence Design Systems, Inc., adopted on November 2, 2023.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 3, 2023

CADENCE DESIGN SYSTEMS, INC.

By:	/s/ Karna Nisewaner
Karna Nisewaner
General Counsel and Corporate Secretary